UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2023

Quantum FinTech Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40009	85-3286402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4221 W. Boy Scout Blvd., Suite 300 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

(813) 257-9366

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	QFTA.U	The New York Stock Exchange
Common Stock, par value $0.0001 per share	QFTA	The New York Stock Exchange
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50	QFTAW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On February 7, 2023, Quantum FinTech Acquisition Corporation (the “Company”) filed a report on Form 8-K (the “Original Form 8-K”) under Items 1.01, 5.03, 5.07 and 8.01 to report that at its special meeting in lieu of annual meeting of stockholders held on February 6, 2023, its stockholders had approved an amendment to its amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company has to consummate a business combination. Pursuant to this Amendment No. 1 to the Original Form 8-K, Item 8.01 is hereby amended.

Item 8.01 Other Events.

In Item 8.01 to the Original Form 8-K, the Company reported that in connection with the vote to approve an amendment to its Charter to extend the date by which the Company has to consummate a business combination for up to an additional six months, from February 9, 2023 to up to August 9, 2023 under the terms described in the Original Form 8-K, the holders of 14,667,626 shares of the Company’s common stock properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.15 per share, for an aggregate redemption amount of $148.88 million, leaving approximately $53.68 million in the trust account.

In a final report, Continental Stock Transfer and Trust Company, the Company’s transfer agent and trustee to the trust account, has certified that the final redemption price was approximately $10.13 per share, resulting in a total final aggregate redemption amount of approximately $148.5 million, leaving approximately $55.3 million in the trust account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUANTUM FINTECH ACQUISITION CORPORATION

	By:	/s/ John Schaible
	Name:	John Schaible
	Title:	Chief Executive Officer

Date: February 15, 2023

3